UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2008
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-13958	13-3317783

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, CT	06155

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable
Former name or former address, if changes since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On February 28, 2008, The Hartford Financial Services Group, Inc. (the “Company”) entered into (i) a Pricing Agreement, dated February 28, 2008 (the “Pricing Agreement”), with Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein (the “Underwriters”) and (ii) an Underwriting Agreement General Terms and Conditions, dated February 28, 2008 (the “Underwriting Agreement”), with Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the Underwriters, with respect to the offer and sale by the Company of $500,000,000 aggregate principal amount of 6.300% Senior Notes due March 15, 2018 (the “Notes”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-142044). The Pricing Agreement incorporates by reference the terms of the Underwriting Agreement. The Notes were issued pursuant to an indenture, dated as of April 11, 2007, between the Company and The Bank of New York Trust Company, N.A., as Trustee. The closing of the sale of the Notes occurred on March 4, 2008.
     The Pricing Agreement sets forth the specific terms of the Notes, including public offering price, coupon rate and interest payment dates and provides, among other things, that the Underwriters will purchase the Notes from the Company at the public offering price, less a discount of 0.65%. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with sale of the Notes and customary contribution provisions in respect of those liabilities.
     The Underwriters and their affiliates have provided and in the future may continue to provide various financial advisory, cash management, investment banking, commercial banking and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will receive customary compensation.
     The foregoing description of the material terms of the Underwriting Agreement and the Pricing Agreement is qualified in its entirety by reference to the Underwriting Agreement and the Pricing Agreement, which are attached hereto as Exhibits 1.1 and 1.2, respectively, to this report.

Item 9.01	Financial Statements and Exhibits
     The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the following registration statement of The Hartford Financial Services Group, Inc., Hartford Capital IV, Hartford Capital V and Hartford Capital VI filed with the Securities and Exchange Commission: Registration Statement on Form S-3 filed on April 11, 2007 (File No. 333-142044), as amended.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.

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     (d) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement General Terms and Conditions, dated as of February 28, 2008, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the Underwriters.

Exhibit 1.2	Pricing Agreement, dated as of February 28, 2008, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the Underwriters.

Exhibit 4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Current Report on Form 8-K dated April 11, 2007).

Exhibit 4.2	6.300% Senior Note due March 15, 2018.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
	By:	/s/ Ricardo A. Anzaldúa
		Name:	Ricardo A. Anzaldúa
Date: March 5, 2008		Title:	Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement General Terms and Conditions, dated as of February 28, 2008, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the Underwriters.

Exhibit 1.2	Pricing Agreement, dated as of February 28, 2008, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the Underwriters.

Exhibit 4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Current Report on Form 8-K dated April 11, 2007).

Exhibit 4.2	6.300% Senior Note due March 15, 2018.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).